Regulatory matters (Tables)	12 Months Ended
Dec. 31, 2021
Regulated Operations [Abstract]
Schedule of Regulatory Assets and Liabilities	The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
BELCO	Bermuda	General rate review
On May 7, 2021, the Regulator issued a final decision, approving a weighted average cost of capital (“WACC”) of 7.5% and authorizing $211,432 in revenue with $13,426 in deferred revenue to be collected over 5 years at a minimum WACC of 7.5%. The new rates were effective June 1, 2021.

EnergyNorth Gas System	New Hampshire	General rate review
The New Hampshire Public Utilities Commission (“NHPUC”) issued an order approving a permanent increase of $6,300 in annual distribution revenues for EnergyNorth effective August 1, 2021. The NHPUC approved the Company’s right to request two step increases for 2020 and 2021 projects, capped at $4,000 and $3,200, respectively, which will be addressed in separate proceedings. The Company’s request for the $4,000 step increase for 2020 projects is pending. The Company expects to make a filing for approval of the second step increase in the second quarter of 2022. The NHPUC also approved a property tax reconciliation mechanism.

Recovery of Granite Bridge feasibility costs, which were included in a supplemental filing in November 2020, were separately litigated in hearings in June 2021. An order denying recovery of litigated Granite Bridge costs was received in October 2021. In that order, the New Hampshire Public Utilities Commission denied recovery of the costs related to the Granite Bridge Project based on a legal interpretation of a New Hampshire statute that prohibits recovery of construction work in progress. The Company's request for rehearing was denied on February 17, 2022. The Company intends to appeal the decision to the New Hampshire Supreme Court.

Various	Various	General rate review	Approval of approximately $800 in rate increases for natural gas and wastewater utilities.
7.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	December 31, 2021	December 31, 2020
Regulatory assets
Fuel and commodity cost adjustments (a)	$339,900	$18,094
Retired generating plant (b)	185,073	194,192
Pension and post-employment benefits (c)	134,141	178,403
Rate adjustment mechanism (d)	117,309	99,853
Environmental remediation (e)	81,802	87,308
Income taxes (f)	79,472	77,730
Deferred capitalized costs (g)	62,599	34,398
Wildfire mitigation and vegetation management (h)	35,789	22,736
Debt premium (i)	34,204	35,688
Asset retirement obligation (j)	26,810	26,546
Clean energy and other customer programs (k)	26,015	26,400
Rate review costs (l)	9,167	8,054
Long-term maintenance contract (m)	9,134	14,405
Other	26,210	22,712
Total regulatory assets	$1,167,625	$846,519
Less: current regulatory assets	(158,212)	(64,090)
Non-current regulatory assets	$1,009,413	$782,429

Regulatory liabilities
Income taxes (f)	$295,720	$322,317
Cost of removal (n)	191,981	200,739
Pension and post-employment benefits (c)	34,468	26,311
Fuel and commodity cost adjustments (a)	18,229	20,136
Clean energy and other customer programs (k)	14,829	10,440
Rate adjustment mechanism (d)	3,316	5,214
Other	17,646	16,361
Total regulatory liabilities	$576,189	$601,518
Less: current regulatory liabilities	(65,809)	(38,483)
Non-current regulatory liabilities	$510,380	$563,035
(a)Fuel and commodity cost adjustments
The revenue from the utilities includes a component that is designed to recover the cost of electricity and natural gas through rates charged to customers. To the extent actual costs of power or natural gas purchased differ from power or natural gas costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets. These differences are reflected in adjustments to rates and recorded as an adjustment to cost of electricity and natural gas in future periods, subject to regulatory review. Derivatives are often utilized to manage the price risk associated with natural gas purchasing activities in accordance with the expectations of state regulators. The gains and losses associated with these derivatives (note 24(b)(i)) are recoverable through the commodity costs adjustment.
7.Regulatory matters (continued)
(a)    Fuel and commodity cost adjustments (continued)
In February 2021, the Company's operations were impacted by extreme winter storm conditions experienced in Texas and parts of the central U.S. (“Midwest Extreme Weather Event”). As a result of the Midwest Extreme Weather Event, the Company incurred incremental commodity costs during the period of record high pricing and elevated consumption. The Company has commodity cost mechanisms that allow for the recovery of prudently incurred expenses. The Company has made a filing with the Missouri regulator requesting approval to treat the incremental fuel costs incurred in the same manner as normal pass-through fuel costs and proposing to extend the recovery period to mitigate the impact on customer bills. In July 2021, Missouri House Bill 734 was signed into law, creating an option for utilities to finance the recovery of extraordinary weather event costs. In January 2022, the Company removed all costs related to the Midwest Extreme Winter Weather Event from its rate request and filed a Petition for Financing Order authorization of the issuance of securitized utility tariff bonds regarding 100% of the extraordinary costs incurred during the Midwest Extreme Winter Weather Event. A decision by the Regulator regarding the securitization request is required by August 22, 2022.

(b)Retired generating plant
On March 1, 2020, the Company's 200 MW coal generation facility located in Asbury, Missouri, ceased operations. The Company transferred the remaining net book value of Asbury’s plant retired from plant in-service to a regulatory asset. The ultimate valuation of the regulatory asset will be determined in future commission orders. The Company is also assessing the decommissioning requirements associated with the retirement of the facility. Per commission orders in its jurisdictions, the Company is required to track the impact of Asbury's retirement on operating and capital expenses in Missouri for consideration in the next rate case. The accrual for this estimated amount includes revenues collected related to Asbury that will be subject to review and possible refund to customers. In July 2021, Missouri House Bill 734 created an option for utilities to finance the recovery of costs related to the retirement of obsolescent generation infrastructure, including recovery of undepreciated ratebase balances and financing costs, through securitized utility tariff bonds. In January 2022, the Company removed all balances associated with Asbury from its rate request and expects to file a Petition for Financing Order to securitize these balances in March 2022.
(c)Pension and post-employment benefits
As part of certain business acquisitions, the regulators authorized a regulatory asset or liability being set up for the amounts of pension and post-employment benefits that have not yet been recognized in net periodic cost and were presented as AOCI prior to the acquisition. The balance is recovered through rates over the future service years of the employees at the time the regulatory asset was set up (an average of 10 years) or consistent with the treatment of OCI under ASC 712, Compensation Non-retirement Post-employment Benefits and ASC 715, Compensation Retirement Benefits before the transfer to regulatory asset occurred. The annual movements in AOCI for Empire Electric and Gas Systems' and St. Lawrence Gas System's pension and OPEB plans (note 10(a)) are also reclassified to regulatory accounts since it is probable the unfunded amount of these plans will be afforded rate recovery. Finally, the applicable Regulators have also approved tracking accounts for a number of the utilities. The amounts recorded in these accounts occur when actual expenses differ from those adopted and recovery or refunds are expected to occur in future periods.
7.Regulatory matters (continued)
(d)Rate adjustment mechanism
Revenue for CalPeco Electric System, Park Water System, New England Gas System, Midstates Natural Gas system, EnergyNorth Natural Gas System, Granite State Electric System, Peach State Gas System and BELCO is subject to a revenue decoupling mechanism approved by their respective regulator, which allows revenue decoupling from sales. As a result, the difference between delivery revenue calculated based on metered consumption and approved delivery revenue is recorded as a regulatory asset or liability to reflect future recovery or refund, respectively, from customers. In addition, retroactive rate adjustments for services rendered but to be collected over a period not exceeding 24 months are accrued upon approval of the final order. The difference between New Brunswick Gas' regulated revenues and its regulated cost of service in past years is also recorded as a regulatory asset and is recovered on a straight-line basis over 26 years. The revenue from BELCO includes a component that is designed to recover budgeted capital and operating expenses for the current year. To the extent actual capital and operating expenditures are lower than the budgeted amounts, 80% of the shortfall is refundable to customers and is recorded as a regulatory liability.
(e)Environmental remediation
Actual expenditures incurred for the clean-up of certain former gas manufacturing facilities (note 12(d)) are recovered through rates over a period of 7 years and are subject to an annual cap.
(f)Income taxes
The income taxes regulatory assets and liabilities represent income taxes recoverable through future revenues required to fund flow-through deferred income tax liabilities and amounts owed to customers for deferred taxes collected at a higher rate than the current statutory rates.
(g)Deferred capitalized costs
Deferred capitalized costs reflect deferred construction costs and fuel-related costs of specific generating facilities of the Empire Electric System. These amounts are being recovered over the life of the plants. The amount also includes capitalized operating and maintenance costs of New Brunswick Gas, and these amounts are being recovered at a rate of 2.43% annually over 29 years.
In 2020, the Empire Electric System made an election under Missouri law to apply the plant-in-service accounting (“PISA”) regulatory mechanism, which permits the Empire Electric System to defer, on a Missouri jurisdictional basis, 85% of the depreciation expense and carrying costs at the applicable WACC on certain property, plant, and equipment placed in service after the election date and not included in base rates. The portions of regulatory asset balances that are not yet being recovered through rates shall include carrying costs at the WACC, plus applicable federal, state, and local income or excise taxes. Regulatory asset balances included in rate base shall be recovered in rates through a 20-year amortization beginning on the effective date of new rates. The Company recognizes the cost of debt on PISA deferrals as reduction of interest expense. The difference between the WACC and cost of debt will be recognized in revenue when recovery of such deferrals is reflected in customer rates.
(h)Wildfire mitigation and vegetation management
The regulatory asset includes incremental wildfire liability insurance premium costs approved for tracking in the Company's California operations as well as the difference between actual and adopted spending related to dead trees program, to prevent future forest fires and general vegetation management.
(i)Debt premium
Debt premium on acquired debt is recovered as a component of the weighted average cost of debt.
(j)Asset retirement obligation
Asset retirement obligations are recorded for legally required removal costs of property, plant and equipment. The costs of retirement of assets as well as the on-going liability accretion and asset depreciation expense are expected to be recovered through rates.
7.Regulatory matters (continued)
(k)Clean energy and other customer programs
The regulatory asset for Clean Energy and customer programs includes initiatives related to solar rebate applications processed and resulting rebate-related costs. The amount also includes other energy efficiency programs.
(l)Rate review costs
The cost to file, prosecute and defend rate review applications is referred to as rate review costs. These costs are capitalized and amortized over the period of rate recovery granted by the Regulator.
(m)Long-term maintenance contract
To the extent actual costs of long-term maintenance incurred for one of Empire Electric System's power plants differ from the costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets.
(n)Cost of removal
Rates charged to customers cover for costs that are expected to be incurred in the future to retire the utility plant. A regulatory liability tracks the amounts that have been collected from customers net of costs incurred to date.